Exhibit 10.5
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                 TERMINATION OF RESERVATION OF RIGHTS AGREEMENT
                 ----------------------------------------------

         THIS TERMINATION OF RESERVATION OF RIGHTS AGREEMENT is entered into effective as of the 31st day of August, 2006 (the "Effective Date"), by and
                                                   --------------
between ENRON WIND SYSTEMS, LLC, a California limited liability company ("EWS"),
                                                                          ---
and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, A CALIFORNIA LIMITED PARTNERSHIP ("ZWP 85-B" and, together with EWS, the "Parties").
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                                    RECITALS

A. As of February 15, 2006, EWS and ZWP 85-B entered into that certain Reservation of Rights Agreement (the "Agreement").
                                      ---------

B.  The Parties desire to terminate the Agreement.

                                    AGREEMENT

1. In consideration of the premises and covenants herein set forth, the Parties hereby terminate the Agreement effective as of the Effective Date.

2. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

    EXECUTED as of the Effective Date.

                                    PARTIES:

                                    ENRON WIND SYSTEMS, LLC,
                                    a California limited liability company

                                    By:  Enron Wind LLC,
                                         its sole member

                                         By:  Enron Renewable Energy Corp., its
                                              sole member



                                              By: /s/ Jesse E. Neyman
                                                 -------------------------------
                                                  Jesse E. Neyman, President and
                                                  Chief Executive Officer

                                    ZOND WINDSYSTEM PARTNERS, LTD.
                                    SERIES 85-B, A CALIFORNIA LIMITED
                                    PARTNERSHIP

                                    By:  Zond Windsystems Management IV LLC, its
                                         general partner



                                         By:  /s/ Jesse E. Neyman
                                            ------------------------------------
                                             Jesse E. Neyman, President

















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